DREYFUS LIFETIME PORTFOLIOS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to report that the Growth and the Growth and Income Portfolios of Dreyfus LifeTime Portfolios, Inc. once again outperformed their respective Customized Blended Indices for the fiscal year ended September 30, 1996. The Income Portfolio, which is passively managed, underperformed its Customized Blended Index for the year.
    The following summarizes the 12-month performances ended 9/30/96:

                                                                                                           LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CORPORATE
                                               CUSTOMIZED            STANDARD & POOR'S 500                  INTERMEDIATE
PORTFOLIO                 PORTFOLIO          BLENDED INDEX        COMPOSITE STOCK PRICE INDEX                BOND INDEX
(CLASS)                  TOTAL RETURN*       TOTAL RETURN**               TOTAL RETURN                      TOTAL RETURN
____                     ____________        _____________         ___________________________           __________________
GROWTH
Institutional Shares        19.58%               16.24%                    20.32%                              5.13%
Retail Shares               19.73%               16.24%
GROWTH AND INCOME
Institutional Shares        14.84%               12.58%
Retail Shares               14.17%               12.58%
INCOME
Institutional Shares         7.07%               8.84%
Retail Shares                7.30%               8.84%

    A Customized Blended Index is utilized by each Portfolio in order to provide a more accurate performance comparison to the respective Portfolio's baseline asset allocation. For each Portfolio, the Customized Blended Index reflects the target percentages of stocks, bonds and money market instruments, weighted by the return of the broad market index that is representative for the particular asset class, as set forth in the Fund's Prospectus. Performance for the Standard & Poor's 500 Composite Stock Price Index has been included as the broad-based securities benchmark for the Growth Portfolio and the Growth and Income Portfolio. The Lehman Brothers Government/Corporate Intermediate Bond Index is the broad-based securities benchmark for the Income Portfolio.
    The following report describes the general economic situation and the market environment in which the Fund operated in recent months, and then explains the policies and market strategies for each Portfolio.
ECONOMIC REVIEW
    The Federal Reserve Board (the "Fed") twice in recent months has thwarted market expectations for policy tightening, perhaps to test the hypothesis that somewhat faster economic growth won't foster inflation. So far, rising wages and a tight labor market have failed to boost price indices. Yet the U.S. business cycle is now entering the late-cycle phase when inflationary pressures typically emerge.
Although profit growth slowed in 1996, better profit growth may be in prospect for some economic sectors next year. The Fed's stance has caused short-term interest rates to become quite volatile, although long-term rates have held fairly steady since the spring. True to form, the U.S. business cycle is entering the late-cycle phase and we believe that this portends sustained steady growth ahead.
    In 1996, the unemployment rate has plunged toward 5% while wage growth has exceeded price inflation for the first time since 1989. Yet there is little evidence to date of rising price inflation, prompting the Fed to leave its interest rate policy unchanged. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    Real Gross Domestic Product grew 3.3% in the first half, led by strong manufacturing, housing and consumer sectors. Since midyear, home sales have reached new cyclical highs, orders for exports and capital goods have resurged, and many foreign economies are improving. However, despite favorable income growth, high confidence and better job security, consumer spending has been lackluster since midyear. This has caused many analysts to conclude that the economy has shifted to a slower growth. Corporate profit growth decelerated in 1996, chiefly reflecting lagging midcycle slowdowns in some sectors (resource industries, exports, capital goods). Many of these sectors are now improving.
    As we start the fourth quarter of the year, interest rates are actually little different than they were in the spring. Should new inflation signs begin to emerge, then both short- and long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with business cycles overseas which, by and large, are at a much earlier stage. This portends faster world growth in 1997. Hopefully, the U.S. economy can participate in a world economy that is accelerating in growth without igniting inflation.
MARKET OVERVIEW
    For the past 12 months, the securities market, in addition to the usual influences such as corporate profits and economic activity, have taken their principal cues from the Federal Reserve.
    Indeed, the market's expectations concerning the Fed had more impact on interest rates and securities prices than any actions of the Fed. A year ago, the central bank was still very concerned about excessive economic growth and therefore was still raising interest rates. Starting last February, however, the Fed became concerned about a possible recession. For the rest of the period through September 30, 1996, the Fed left interest rates alone.
    The markets, however, were not so passive. Last spring, a strong rise began in all the broad market indexes. In the early summer, technology issues and some other categories appeared to have outrun their prospects for the time being and a reaction set in. By late June, the economy was still expanding strongly, as indicated by impressive growth in employment. This led the markets to expect a corrective move by the Federal Reserve. Accordingly, prices of blue chips and particularly smaller, more volatile issues retreated.
    The decline, however, was short-lived. The economic numbers continued showing signs of growth, but at a moderate pace. Then a guessing game began among investors as to what the Fed's next move might be. At its late September meeting, the Fed decided not to intervene in the credit market. That was a signal to the markets to continue the climb that had in fact gotten underway in anticipation that the Fed might keep hands off. This was the background for the record-breaking equity performances that occurred in late September and early October.
PORTFOLIO OVERVIEW
    As you know, Dreyfus LifeTime Portfolios, Inc. offers three distinctly different Portfolios, each with its own parameters of risk tolerance and time horizon for the investor.
    The Portfolio with the highest risk factor, and hence designed for the investor with the longest time horizon, is the Growth Portfolio. This Portfolio is now at its maximum weighting for domestic equities, which precludes holding any bonds. The allocation can vary significantly from baseline weights and the asset allocation decisions are implemented by using Mellon Equity's disciplined equity allocation process.
    At the end of the fiscal period, the Portfolio was 100% invested in equities, of which 90% were domestic. The target allocation was 54.4% to large capitalization domestic stocks. The Portfolio's actual allocation was 70.2% at this time. Target allocations for small cap stocks for this Portfolio would have been 13.6%, but we held 18.3% at period-end. The target is 17% for bonds. We held none at period-end. Stocks outperformed bonds during the reporting period, and we believe that the active asset allocation and stock selection implemented for this Portfolio contributed to the Portfolio's outperforming its Customized Blended Index.
    The Growth and Income Portfolio was designed for an investor with an intermediate time horizon; this Portfolio was also overweighted in equities compared to its target allocations. At fiscal year-end, Growth and Income held 47.3% in large caps compared to a target level of 36%; and held 12.2% in small caps compared to the target level of 9%. International equities equaled the target level of 5%, but bonds constituted 33.2% compared to 45% for the target level for this Portfolio. As was the case with the Growth Portfolio, we believe the active asset allocations and stock selections implemented for the Growth and Income Portfolio contributed to its outperforming its Customized Blended Index.
    The Income Portfolio is intended for more conservative investors. Under normal conditions, the Portfolio can be expected to stick to the allocations defined in the Prospectus, and by design, does not shift between asset classes as market conditions change. The Portfolio is passively managed using an index-based approach. However, the Portfolio underperformed its Customized Blended Index due to reductions for Portfolio fees and expenses.
    In the Growth and Growth and Income Portfolios, industry sector allocations mirror the industry makeup of the Standard & Poor's 500 Composite Stock Price Index. Thus outperformance can depend on active stock selection within industry categories. In recent months, stock issues that have been particularly helpful to our overall results include Nike in the apparel sector, Safeway and Coca-Cola among consumer nondurables, Intel, Microsoft and Cisco Systems in the technology group and Abbott Laboratories among the pharmaceuticals.
    We very much appreciate your investment in Dreyfus LifeTime Portfolios. You may be assured that we will continue to devote our best efforts to obtaining rewarding returns on the Portfolios you have entrusted to our care.
                              Sincerely,
                          [Steven A. Falci signature logo]
                              Steven A. Falci
                              Portfolio Manager
November 1, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.

**For the Growth Portfolio, the Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Domestic Large Company Stocks _ 54.4%; Domestic Small Company Stocks _ 13.6%;
Foreign Stocks _ 12.0%; Domestic Bonds _ 17.0%; and Foreign Bonds _ 3.0%.
The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index - hedged, $U.S. ("EAFE" Index); the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index_Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co., Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. Bonds component. None of the foregoing indices reflect account charges, fees or other expenses.
    For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Domestic Large Company Stocks _ 36%; Domestic Small Company Stocks _ 9%; Foreign Stocks _ 5%; Domestic Bonds _ 45%; and Foreign Bonds
_ 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the EAFE Index, the Lehman Index and the J.P. Morgan Global Index and is weighted to the aforementioned Baseline percentages. The indices are described above.
    For the Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Bonds _ 67.5%; Stocks _ 22.5%; and Treasury Bills _ 10%. The Customized Blended
Index combines returns from the Lehman Index, the S&P 500 Index (described above) and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio        September 30, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES AND RETAIL SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-INCOME PORTFOLIO WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

$11,856
Customized
Blended Index**
Dollars
$11,615
Dreyfus LifeTime
Portfolios-Income
Portfolio (Retail Shares)
$11,573
Dreyfus LifeTime
Portfolios-Income
Portfolio
(Institutional Shares)
$11,221
Lehman Brothers
Intermediate
Government/Corporate
Bond Index*
[Exhibit A]
*  Source: Lehman Brothers
**Source: Lehman Brothers, Lipper Analytical Services, Inc., and The Wall Street Journal

AVERAGE ANNUAL TOTAL RETURNS
                              INSTITUTIONAL SHARES                                        RETAIL SHARES
__________________________________________________________                     _____________________________________
PERIOD ENDED 9/30/96                                                           PERIOD ENDED 9/30/96
______________________________                                                 _____________________________________
1 Year                                          7.07%                          1 Year                                     7.30%
From Inception (3/31/95)                        10.22                          From Inception (3/31/95)                   10.49

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Institutional shares and Retail shares of the Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.
The Income Portfolio allocates your money among domestic bonds and stocks and money market instruments. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted index of bond market performance which does not take into account charges, fees and other expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") was selected because (1) government and corporate bonds represent the highest Baseline percentage of the Portfolio and (2) the fixed-income portion of the Portfolio is invested to represent the Lehman Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Bonds - 67.5%; Stocks - 22.5%; and Treasury Bills - 10%. The Customized Blended Index combines returns from the Lehman Index, the Standard & Poor's 500 Composite Stock
Price Index ("S&P 500 Index") and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
[Exhibit B]                                                September 30, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES AND RETAIL SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

$14,226
Standard & Poor's 500
Composite Stock
Price Index*
Dollars
$13,128
Dreyfus LifeTime
Portfolios-Growth and
Income Portfolio
(Institutional Shares)
$13,070
Dreyfus LifeTime
Portfolios-Growth and
Income Portfolio
(Retail Shares)
$12,655
Customized Blended
Index**
[Exhibit B]
*  Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated.

AVERAGE ANNUAL TOTAL RETURNS
                              INSTITUTIONAL SHARES                                        RETAIL SHARES
________________________________________________________                       _______________________________________________
PERIOD ENDED 9/30/96                                                           PERIOD ENDED 9/30/96
________________________________________________________                       _______________________________________________
1 Year                                          14.84%                         1 Year                                    14.17%
From Inception (3/31/95)                        19.88                          From Inception (3/31/95)                  19.53

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Institutional shares and Retail shares of the Growth and Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.
The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. Because the Portfolio has significant fixed-income holdings, though, it can underperform an equity-only index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index - Hedged ("J.P. Morgan Global Index"), and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio   September 30, 1996
[Exhibit C]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES AND RETAIL SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-GROWTH PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

Dollars
$14,226
Standard & Poor's 500
Composite Stock
Price Index*
$14,214
Dreyfus LifeTime
Portfolios-Growth
Portfolio (Retail Shares)
$14,177
Dreyfus LifeTime
Portfolios-Growth
Portfolio
(Institutional Shares)
$13,420
Customized Blended
Index**
[Exhibit C]
*  Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated

AVERAGE ANNUAL TOTAL RETURNS
                              INSTITUTIONAL SHARES                                        RETAIL SHARES
_____________________________________________________                          ______________________________________________
PERIOD ENDED 9/30/96                                                           PERIOD ENDED 9/30/96
______________________________________________________                         ______________________________________________
1 Year                                          19.58%                         1 Year                                    19.73%
From Inception (3/31/95)                        26.18                          From Inception (3/31/95)                  26.40

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Institutional shares and Retail shares of the Growth Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.
The Growth Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The S&P 500 Index was selected because (1) domestic common stocks represent the highest Baseline percentage of the Portfolio's assets and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 54.4%; Domestic Small Company Stocks - 13.6%; Foreign Stocks - 12.0%; Domestic Bonds - 17.0%; and Foreign Bonds - 3.0%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S.("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF INVESTMENTS                                                                             SEPTEMBER 30, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES-66.7%                                                                             AMOUNT           VALUE
                                                                                               ___________       ___________
      U.S. GOVERNMENT SECURITIES:    U.S. Treasury Bonds;
                                       10.75%, 8/15/2005....................                     $   600,000    $    759,281
                                                                                                                 ___________
                                     U.S. Treasury Notes:
                                       7.50%, 1/31/1997.....................                         615,000         619,228
                                       5.625%, 1/31/1998....................                       2,550,000       2,539,242
                                       5.875%, 4/30/1998....................                         375,000         374,238
                                       5.875%, 8/15/1998....................                       1,000,000         995,938
                                       5.125%, 11/30/1998...................                         550,000         538,742
                                       8.875%, 2/15/1999....................                         225,000         238,113
                                       6%, 8/15/1999........................                         800,000         794,500
                                       7.125%, 9/30/1999....................                       1,000,000       1,022,813
                                       8.75%, 8/15/2000.....................                       1,300,000       1,403,391
                                       7.75%, 2/15/2001.....................                         500,000         524,844
                                       8%, 5/15/2001........................                       1,150,000       1,220,437
                                       7.875%, 8/15/2001....................                         300,000         317,203
                                       7.50%, 11/15/2001....................                         180,000         187,847
                                       6.25%, 2/15/2003.....................                         700,000         689,063
                                       7.875%, 11/15/2004...................                         110,000         118,250
                                       7.50%, 2/15/2005.....................                       1,450,000       1,526,125
                                       6.50%, 5/15/2005.....................                         325,000         321,293
                                       6.875%, 5/15/2006....................                         200,000         202,313
                                                                                                                 ___________
                                                                                                                  13,633,580
                                                                                                                 ___________
                                     TOTAL BONDS AND NOTES
                                       (cost $ 14,532,834)..................                                     $14,392,861
                                                                                                                ============
SHORT-TERM INVESTMENTS- 32.9%
            U.S. TREASURY BILLS:     5.09%, 10/3/1996.......................                      $  497,000      $  496,866
                                     5.08%, 10/10/1996......................                         140,000         139,832
                                     5.13%, 10/17/1996......................                         160,000         159,653
                                     5.06%, 11/7/1996.......................                       3,024,000       3,008,698
                                     5.04%, 11/14/1996......................                       1,750,000       1,739,465
                                     5.04%, 11/21/1996......................      (a)                727,000         721,940
                                     5.09%, 12/12/1996......................                         849,000         840,578
                                                                                                                 ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $ 7,105,982)...................                                    $  7,107,032
                                                                                                                ============
TOTAL INVESTMENTS (cost $ 21,638,816).......................................                           99.6%     $21,499,893
                                                                                                    ========    ============
CASH AND RECEIVABLES (NET)..................................................                             .4%         $90,248
                                                                                                    ========    ============
NET ASSETS..................................................................                          100.0%     $21,590,141
                                                                                                    ========    ============
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Partially held by the custodian in a segregated account as collateral for open futures positions.
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio (continued)


STATEMENT OF FINANCIAL FUTURES                                         SEPTEMBER 30, 1996
                                                                              MARKET VALUE                          UNREALIZED
                                                              NUMBER OF          COVERED                           APPRECIATION
FINANCIAL FUTURES PURCHASED;                                  CONTRACTS       BY CONTRACTS        EXPIRATION        AT 9/30/96
                                                           _____________      ______________      ____________     ____________
Standard & Poor's 500........................                    14            $4,839,800         December `96        $16,660
                                                                                                                   ===========




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF INVESTMENTS                                                                               SEPTEMBER 30, 1996
COMMON STOCKS-46.6%                                                                                 SHARES           VALUE
                                                                                                 __________       ___________
         BASIC INDUSTRIES-2.9%.      Champion International.................                         5,100        $  233,963
                                     Dow Chemical...........................                         3,800           304,950
                                     duPont (E.I.) de Nemours & Co..........                         6,600           582,450
                                     Georgia-Pacific........................                         3,000           237,375
                                     International Paper....................                        12,200           518,500
                                     Morton International...................                         8,500           337,875
                                     Olin...................................                         1,400           117,600
                                     Owens-Illinois.........................      (a)               10,200           178,500
                                     PPG Industries.........................                         6,600           358,875
                                     Praxair................................                         4,800           206,400
                                     Sherwin-Williams.......................                         3,100           143,762
                                     Union Carbide..........................                         6,000           273,750
                                     Willamette Industries..................                         1,000            65,500
                                                                                                                 ___________
                                                                                                                   3,559,500
                                                                                                                 ___________
    CAPITAL SPENDING-10.3%           3COM...................................     (a)                 7,400           444,463
                                     Applied Materials......................      (a)                6,800           187,850
                                     COMPAQ Computer........................      (a)                7,200           461,700
                                     Cabletron Systems......................      (a)                4,000           273,500
                                     Case...................................                         9,000           438,750
                                     Caterpillar............................                         9,500           716,062
                                     cisco Systems..........................      (a)               14,700           912,319
                                     Computer Associates International......                         5,200           310,700
                                     General Electric.......................                        11,300         1,028,300
                                     General Motors, Cl. H..................                         3,500           202,125
                                     HBO & Co...............................                         4,200           280,350
                                     Harnischfeger Industries...............                         6,800           256,700
                                     Harsco.................................                           900            56,700
                                     HealthCare COMPARE.....................      (a)                4,900           232,138
                                     Illinois Tool Works....................                         5,300           382,263
                                     Intel..................................                        11,000         1,049,813
                                     LSI Logic..............................      (a)               11,500           267,375
                                     Lockheed Martin........................                         5,700           513,713
                                     McDonnell Douglas......................                         6,200           325,500
                                     Microsoft..............................      (a)               10,700         1,411,063
                                     Newbridge Networks.....................      (a)                8,200           522,750
                                     Oracle.................................      (a)               15,500           659,719
                                     Pitney Bowes...........................                         4,000           210,500
                                     Raytheon...............................                        10,100           561,813
                                     Rockwell International.................                         5,400           304,425
                                     Tellabs................................      (a)                2,400           169,500
                                     Xerox..................................                        11,600           622,050
                                                                                                                  ___________
                                                                                                                  12,802,141
                                                                                                                  ___________

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                     _______         _______
      CONSUMER CYCLICAL-6.2%         Black & Decker.........................                          3,500      $   145,250
                                     Brunswick..............................                          7,200          172,800
                                     Chrysler...............................                         14,500          415,063
                                     Dayton Hudson..........................                         17,200          567,600
                                     Eckerd.................................      (a)                10,400          291,200
                                     Federated Department Stores............      (a)                12,600          422,100
                                     Gannett................................                          2,100          147,788
                                     Gap....................................                         21,300          615,038
                                     General Motors.........................                         14,000          672,000
                                     Goodyear Tire & Rubber.................                          2,200          101,475
                                     King World Productions.................      (a)                 5,300          195,438
                                     Leggett & Platt........................                          5,100          149,813
                                     Magna International, Cl. A.............                          2,700          130,275
                                     McDonald's.............................                          8,500          402,687
                                     Mirage Resorts.........................      (a)                 6,900          176,813
                                     NIKE, Cl. B............................                          4,900          595,350
                                     New York Times, Cl. A..................                         12,300          415,125
                                     OfficeMax..............................      (a)                 5,700           79,800
                                     Safeway................................      (a)                19,100          814,138
                                     Sara Lee...............................                          9,000          321,750
                                     Sears, Roebuck & Co....................                          5,500          246,125
                                     TJX Companies..........................                         13,700          491,487
                                     V.F. Corp..............................                          2,400          144,300
                                     Waban..................................      (a)                 2,300           52,612
                                                                                                                  ___________
                                                                                                                   7,766,027
                                                                                                                  ___________
        CONSUMER STAPLES-5.9%        Avon Products..........................                         13,000          645,125
                                     Campbell Soup..........................                          3,000          234,000
                                     Clorox.................................                          1,600          153,400
                                     Coca-Cola..............................                         33,000        1,678,875
                                     Coca-Cola Enterprises..................                          4,300          194,575
                                     Eastman Kodak..........................                          6,000          471,000
                                     Gillette...............................                          8,600          620,275
                                     Hershey Foods..........................                          8,200          412,050
                                     IBP....................................                         16,800          390,600
                                     Johnson & Johnson......................                         25,800        1,322,250
                                     Philip Morris Cos......................                          9,800          879,550
                                     Ralston-Ralston Purina Group...........                          5,200          356,200
                                                                                                                  ___________
                                                                                                                   7,357,900
                                                                                                                  ___________
        ENERGY-4.4%                  Amoco..................................                          3,200          225,600
                                     British Petroleum, A.D.S...............                          4,600          575,000
                                     Chevron................................                         12,000          751,500

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                     _______         _______
       ENERGY (CONTINUED)            Coastal................................                          8,600       $  354,750
                                     Consolidated Natural Gas...............                          4,800          257,400
                                     Exxon..................................                         10,500          874,125
                                     PanEnergy..............................                          4,800          166,200
                                     Phillips Petroleum.....................                         12,800          547,200
                                     Texaco.................................                          7,000          644,000
                                     Transocean Offshore....................                          4,600          281,750
                                     USX-Marathon Group.....................                          7,700          166,512
                                     Unocal.................................                         13,300          478,800
                                     Williams Cos...........................                          4,200          214,200
                                                                                                                  ___________
                                                                                                                   5,537,037
                                                                                                                  ___________
     HEALTH CARE-4.4%                Abbott Laboratories....................                        11,900           586,075
                                     Amgen..................................      (a)               10,000           631,250
                                     Becton, Dickinson & Co.................                        14,800           654,900
                                     Bristol-Myers Squibb...................                         4,700           452,962
                                     Columbia/HCA Healthcare................                         8,927           507,723
                                     Medtronic..............................                         6,200           397,575
                                     Merck & Co.............................                        16,300         1,147,112
                                     Pfizer.................................                         7,600           601,350
                                     Schering-Plough........................                         9,000           553,500
                                                                                                                  ___________
                                                                                                                   5,532,447
                                                                                                                  ___________
     INTEREST SENSITIVE-6.6%         Allstate...............................                        11,700           576,225
                                     American National Insurance............                         2,000           136,000
                                     AmSouth Bancorp........................                         3,500           155,750
                                     BankAmerica............................                        12,500         1,026,562
                                     Bear Stearns Cos.......................                        14,700           341,775
                                     CIGNA..................................                         4,300           515,462
                                     Chase Manhattan........................                         4,900           392,612
                                     Citicorp...............................                         6,000           543,750
                                     Comerica...............................                        13,800           710,700
                                     Conseco................................                         6,100           300,425
                                     Dean Witter, Discover & Co.............                         3,400           187,000
                                     EXEL...................................                        13,600           472,600
                                     First Chicago NBD......................                        10,000           452,500
                                     Green Tree Financial...................                         9,000           353,250
                                     Loews..................................                         3,200           247,600
                                     Morgan (J.P.) & Co.....................                         2,400           213,300
                                     NationsBank............................                         3,900           338,812
                                     Oxford Health Plans....................      (a)                3,000           149,250
                                     Republic New York......................                         2,500           172,812

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                   _______          _______
        INTEREST SENSITIVE
            (CONTINUED)              Standard Federal Bancorporation........                         2,600       $   118,950
                                     Student Loan Marketing Association.....                         6,000           447,750
                                     Travelers Group........................                         7,900           388,087
                                                                                                                  ___________
                                                                                                                   8,241,172
                                                                                                                  ___________
     MINING & METALS-.7%             ASARCO.................................                         6,600           175,725
                                     Aluminum Co. of America................                         3,000           177,000
                                     Nucor..................................                         2,500           126,875
                                     Phelps Dodge...........................                         3,000           192,375
                                     USX-U.S. Steel.........................                         6,300           179,550
                                                                                                                  ___________
                                                                                                                     851,525
                                                                                                                  ___________
    TRANSPORTATION-.8%               CSX....................................                        10,850           547,925
                                     Carnival, Cl. A........................                         4,900           151,900
                                     Delta Air Lines........................                         1,600           115,200
                                     Illinois Central, Ser. A...............                         6,200           196,075
                                                                                                                  ___________
                                                                                                                   1,011,100
                                                                                                                  ___________
    UTILITIES-4.4%                   AT&T...................................                         8,400           438,900
                                     Ameritech..............................                        15,800           831,475
                                     BellSouth..............................                        15,200           562,400
                                     Consolidated Edison....................                        13,500           374,625
                                     DQE....................................                         6,700           186,762
                                     Entergy................................                        23,200           626,400
                                     Frontier...............................                        10,100           268,912
                                     GPU....................................                        12,000           369,000
                                     MCI Communications.....................                        21,600           553,500
                                     Pacific Gas & Electric.................                         8,500           184,875
                                     Pinnacle West Capital..................                         5,000           148,125
                                     SBC Communications.....................                        12,800           616,000
                                     WorldCom...............................      (a)               17,500           374,062
                                                                                                                  ___________
                                                                                                                   5,535,036
                                                                                                                 ___________
                                     TOTAL COMMON STOCKS
                                       (cost $55,791,614)...................                                     $58,193,885
                                                                                                                 ===========

                                                                                                   PRINCIPAL
NOTES AND BONDS-33.1%                                                                               AMOUNT
                                                                                                  _________
      BASIC INDUSTRIES-0.5%          duPont (E.I.) de Nemours & Co., Deb.,
                                       8.50%, 2/15/2001.....................                    $  250,000       $  265,646
                                     International Paper, Notes,
                                       7%, 6/1/2001.........................                       300,000          301,493
                                                                                                                  ___________
                                                                                                                    567,139
                                                                                                                  ___________

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
NOTES AND BONDS (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                   _______         _______
      CAPITAL SPENDING-.8%        WMX Technologies, Notes,
                                       6.375%, 12/1/2003....................                    $ 1,000,000        $ 963,203
                                                                                                                  ___________
      CONSUMER CYCLICAL-1.1%        General Motors, Notes,
                                       7.10%, 3/15/2006.....................                        350,000          344,313
                                     Penney (J.C.), Deb.,
                                       9.05%, 3/1/2001......................                      1,000,000        1,081,915
                                                                                                                  ___________
                                                                                                                   1,426,228
                                                                                                                  ___________
            HEALTH CARE-.8%        American Home Products, Notes,
                                       7.70%, 2/15/2000.....................                      1,000,000        1,031,509
                                                                                                                  ___________
    INTEREST SENSITIVE-4.8%         American General, Notes,
                                       7.75%, 4/1/2005......................                        500,000          514,888
                                     Associated N.A., Sr. Notes,
                                       6%, 6/15/2000........................                      1,000,000          976,177
                                     Avco Financial, Sr. Notes,
                                       5.50%, 5/1/1998......................                        330,000          326,245
                                     BankAmerica, Sub. Notes,
                                       7.875%, 12/1/2002....................                      1,000,000        1,041,849
                                     Citicorp, Sub. Notes,
                                       6.375%, 1/15/2006....................                        250,000          233,534
                                     Dean Witter, Discover & Co., Notes,
                                       6.30%, 1/15/2006.....................                        250,000          231,737
                                     Ford Motor Credit, Notes:
                                       5.75%, 1/25/2001.....................                        250,000          240,052
                                       7.75%,11/15/2002.....................                        450,000          465,354
                                     Norwest Financial, Sr. Notes,
                                       7.875%, 2/15/2002....................                      1,000,000        1,044,116
                                     Province of Ontario, Bonds,
                                       7%, 8/4/2005.........................                        200,000          198,950
                                     Santander Finance, Gtd. Sub. Notes,
                                       7.25%, 5/30/2006.....................                        400,000          394,630
                                     Wells Fargo,Sub. Notes,
                                       8.375%, 5/15/2002....................                        250,000          265,807
                                                                                                                  ___________
                                                                                                                   5,933,339
                                                                                                                  ___________
            U.S. GOVERNMENT &
                 AGENCIES-25.1%     Federal National Mortgage Association
                                       8.50%, 2/1/2000......................                         500,000         520,793
                                     U.S. Treasury Bonds
                                       10.75%, 8/15/2005....................                         500,000         632,734

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
NOTES AND BONDS (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                    _______         _______
    U.S. GOVERNMENT &
     AGENCIES (CONTINUED)           U.S. Treasury Notes:
                                       5.75%, 10/31/1997....................                    $    800,000       $ 799,375
                                       7.375%, 11/15/1997...................                       1,300,000       1,320,719
                                       5.625%, 1/31/1998....................                       1,150,000       1,145,149
                                       7.25%, 2/15/1998.....................                       1,000,000       1,016,250
                                       5.875%, 4/30/1998....................                         240,000         239,513
                                       5.875, 8/15/1998.....................                       6,800,000       6,772,375
                                       5.125%, 11/30/1998...................                         350,000         342,836
                                       8.875%, 2/15/1999....................                       4,200,000       4,444,781
                                       6.875%, 8/31/1999....................                       2,000,000       2,031,250
                                       7.125%, 9/30/1999....................                         500,000         511,406
                                       7.75%, 1/31/2000.....................                         650,000         677,117
                                       6.25%, 5/31/2000.....................                       2,000,000       1,991,875
                                       8.75%, 8/15/2000.....................                         300,000         323,859
                                       8%, 5/15/2001........................                       1,175,000       1,246,969
                                       6.625%, 7/31/2001....................                       1,800,000       1,810,406
                                       7.50%, 11/15/2001....................                         100,000         104,359
                                       6.25%, 2/15/2003.....................                       2,500,000       2,460,938
                                       5.75%, 8/15/2003.....................                         130,000         124,028
                                       7.875%, 11/15/2004...................                          60,000          64,500
                                       7.50%, 2/15/2005.....................                         400,000         421,000
                                       6.50%, 5/15/2005.....................                       1,400,000       1,384,031
                                       6.875%, 5/15/2006....................                       1,000,000       1,011,563
                                                                                                                  ___________
                                                                                                                   31,397,826
                                                                                                                  ___________
                                     TOTAL NOTES & BONDS
                                       (cost $41,454,963)...................                                     $ 41,319,244
                                                                                                                =============
SHORT-TERM INVESTMENTS-12.7%
             U.S. TREASURY BILLS:    5.08%, 10/10/1996......................                     $    78,000      $    77,906
                                     5.14%, 10/17/1996......................      (b)              2,455,000        2,449,673
                                     5%, 11/07/1996.........................                         101,000          100,489
                                     5.01%, 11/14/1996......................                          96,000           95,422
                                     4.99%, 11/21/1996......................                      11,264,000       11,185,603
                                     5.01%, 11/29/1996......................                         337,000          334,277
                                     5.10%, 12/05/1996......................                         299,000          296,315
                                     5.08%, 12/12/1996......................                       1,327,000        1,313,836
                                                                                                                  ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $15,851,547)...................                                    $  15,853,521
                                                                                                                =============


DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996

TOTAL INVESTMENTS (cost $113,098,124).......................................                           92.4%     $115,366,650
                                                                                                     =======    =============
CASH AND RECEIVABLES (NET)..................................................                            7.6%      $ 9,469,723
                                                                                                     =======    =============
NET ASSETS..................................................................                         100.0%      $124,836,373
                                                                                                     =======    =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.


See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                 SEPTEMBER 30, 1996
                                                                                                               UNREALIZED
                                                                       MARKET VALUE                           APPRECIATION
                                                       NUMBER OF        COVERED                              (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                            CONTRACTS      BY CONTRACTS      EXPIRATION            AT 9/30/96
                                                        _______        __________       _____________         ______________

CAC 40.......................................               6        $  499,109         December `96          $  14,574
Deutsche Akteinindex.........................               5           882,315         December `96             22,860
Financial Times 100..........................              10         1,552,245         December `96              6,711
Hang Seng....................................               7           535,942         October `96              21,563
Nikkei 300 ..................................              97         2,681,685         December `96             95,808
Russell 2000.................................              88        15,268,000         December `96             22,020
Standard & Poor's 500........................              6          2,074,200         December `96             (8,760)
                                                                                                              __________
                                                                                                                $174,776
                                                                                                             ============

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF INVESTMENTS                                                                                  SEPTEMBER 30, 1996
COMMON STOCKS-67.8%                                                                                  SHARES          VALUE
                                                                                                  _________        _________
         BASIC INDUSTRIES-4.2%.      Champion International.................                         2,500     $     114,688
                                     Dow Chemical...........................                         1,900           152,475
                                     duPont (E.I.) de Nemours & Co..........                         2,900           255,925
                                     Georgia-Pacific........................                         1,500           118,688
                                     International Paper....................                         6,000           255,000
                                     Morton International...................                         4,200           166,950
                                     Olin...................................                         1,100            92,400
                                     Owens-Illinois.........................      (a)                5,000            87,500
                                     PPG Industries.........................                         3,300           179,438
                                     Praxair................................                         2,400           103,200
                                     Sherwin-Williams.......................                         1,600            74,200
                                     Union Carbide..........................                         3,000           136,875
                                     Willamette Industries..................                           500            32,750
                                                                                                                   __________
                                                                                                                    1,770,089
                                                                                                                   __________
       CAPITAL SPENDING-15.0%        3COM...................................      (a)                3,700           222,231
                                     Applied Materials......................      (a)                3,400            93,925
                                     COMPAQ Computer........................      (a)                3,600           230,850
                                     Cabletron Systems......................      (a)                2,000           136,750
                                     Case...................................                         4,400           214,500
                                     Caterpillar............................                         4,700           354,263
                                     cisco Systems..........................      (a)                8,000           496,500
                                     Computer Associates International......                         2,600           155,350
                                     General Electric.......................                         5,600           509,600
                                     General Motors, Cl. H..................                         1,700            98,175
                                     HBO & Co...............................                         2,100           140,175
                                     Harnischfeger Industries...............                         3,400           128,350
                                     Harsco.................................                           400            25,200
                                     HealthCare COMPARE.....................      (a)                2,400           113,700
                                     Illinois Tool Works....................                         2,600           187,525
                                     Intel..................................                         5,400           515,363
                                     LSI Logic..............................      (a)                5,700           132,525
                                     Lockheed Martin........................                         2,800           252,350
                                     McDonnell Douglas......................                         3,100           162,750
                                     Microsoft..............................      (a)                5,300           698,938
                                     Newbridge Networks.....................      (a)                4,100           261,375
                                     Oracle.................................      (a)                7,700           327,731
                                     Pitney Bowes...........................                         2,000           105,250
                                     Raytheon...............................                         4,600           255,875
                                     Rockwell International.................                         2,700           152,213
                                     Tellabs................................      (a)                1,300            91,812
                                     Xerox..................................                         5,700           305,663
                                                                                                                   __________
                                                                                                                   6,368,939
                                                                                                                   __________

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                   ________          _______
        CONSUMER CYCLICAL-9.0%       Black & Decker.........................                         1,700       $     70,550
                                     Brunswick..............................                         3,600             86,400
                                     Chrysler...............................                         7,200            206,100
                                     Dayton Hudson..........................                         8,500            280,500
                                     Eckerd.................................      (a)                5,100            142,800
                                     Federated Department Stores............      (a)                4,500            150,750
                                     Gannett................................                         1,000             70,375
                                     Gap....................................                        10,600            306,075
                                     General Motors.........................                         6,900            331,200
                                     Goodyear Tire & Rubber.................                         1,100             50,738
                                     King World Productions.................      (a)                2,600             95,875
                                     Leggett & Platt........................                         2,500             73,438
                                     Magna International, Cl. A.............                         1,300             62,725
                                     McDonald's.............................                         4,200            198,975
                                     Mirage Resorts.........................      (a)                3,800             97,375
                                     NIKE, Cl. B............................                         2,400            291,600
                                     New York Times, Cl. A..................                         6,100            205,875
                                     OfficeMax..............................      (a)                3,100             43,400
                                     Safeway................................      (a)                9,500            404,938
                                     Sara Lee...............................                         4,500            160,875
                                     Sears, Roebuck & Co....................                         3,900            174,525
                                     TJX Companies..........................                         6,800            243,950
                                     V.F. Corp..............................                         1,200             72,150
                                     Waban..................................      (a)                1,100             25,163
                                                                                                                   __________
                                                                                                                    3,846,352
                                                                                                                   __________
       CONSUMER STAPLES-8.5%         Avon Products..........................                         6,400            317,600
                                     Campbell Soup..........................                         1,500            117,000
                                     Clorox.................................                           800             76,700
                                     Coca-Cola..............................                        16,300            829,263
                                     Coca-Cola Enterprises..................                         3,100            140,275
                                     Eastman Kodak..........................                         3,000            235,500
                                     Gillette...............................                         4,300            310,138
                                     Hershey Foods..........................                         3,000            150,750
                                     IBP....................................                         8,300            192,975
                                     Johnson & Johnson......................                         12,800           656,000
                                     Philip Morris Cos......................                         4,800            430,800
                                     Ralston-Ralston Purina Group...........                         2,600            178,100
                                                                                                                   __________
                                                                                                                    3,635,101
                                                                                                                   __________
          ENERGY-6.4%                Amoco..................................                         1,500            105,750
                                     British Petroleum, A.D.S...............                         2,300            287,500
                                     Chevron................................                         5,900            369,487
                                     Coastal................................                         4,300            177,375
                                     Consolidated Natural Gas...............                         2,400            128,700

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES             VALUE
                                                                                                  ________          ________
        ENERGY (CONTINUED)           Exxon..................................                         5,200       $    432,900
                                     PanEnergy..............................                         2,400             83,100
                                     Phillips Petroleum.....................                         6,300            269,325
                                     Texaco.................................                         3,500            322,000
                                     Transocean Offshore....................                         2,300            140,875
                                     USX-Marathon Group.....................                         3,800             82,175
                                     Unocal.................................                         6,600            237,600
                                     Williams Cos...........................                         2,100            107,100
                                                                                                                   __________
                                                                                                                    2,743,887
                                                                                                                   __________
      HEALTH CARE-6.4%               Abbott Laboratories....................                         5,200            256,100
                                     Amgen..................................      (a)                5,000            315,625
                                     Becton, Dickinson & Co.................                         7,300            323,025
                                     Bristol-Myers Squibb...................                         2,600            250,575
                                     Columbia/HCA Healthcare................                         3,500            199,062
                                     Guilford Pharmaceuticals...............                         2,500             68,750
                                     Medtronic..............................                         3,000            192,375
                                     Merck & Co.............................                         8,100            570,037
                                     Pfizer.................................                         3,800            300,675
                                     Schering-Plough........................                         4,300            264,450
                                                                                                                   __________
                                                                                                                    2,740,674
                                                                                                                   __________
     INTEREST SENSITIVE-9.8%         Allstate...............................                         5,800            285,650
                                     American National Insurance............                         1,000             68,000
                                     AmSouth Bancorp........................                         1,700             75,650
                                     BankAmerica............................                         6,600            542,025
                                     Bear Stearns Cos.......................                         7,300            169,725
                                     CIGNA..................................                         2,100            251,737
                                     Chase Manhattan........................                         2,400            192,300
                                     Citicorp...............................                         3,000            271,875
                                     Comerica...............................                         6,800            350,200
                                     Conseco................................                         3,000            147,750
                                     Dean Witter, Discover & Co.............                         1,700             93,500
                                     EXEL...................................                         6,800            236,300
                                     First Chicago NBD......................                         5,000            226,250
                                     Green Tree Financial...................                         4,500            176,625
                                     Loews..................................                         1,600            123,800
                                     Morgan (J.P.) & Co.....................                         1,700            151,087
                                     NationsBank............................                         2,100            182,437
                                     Oxford Health Plans....................      (a)                1,500             74,625
                                     Republic New York......................                         1,200             82,950
                                     Standard Federal Bancorporation........                         1,300             59,475
                                     Student Loan Marketing Association.....                         3,000            223,875
                                     Travelers Group........................                         3,900            191,587
                                                                                                                   __________
                                                                                                                    4,177,423
                                                                                                                   __________

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES            VALUE
                                                                                                 __________        __________
       MINING & METALS-1.0%          ASARCO.................................                         3,300     $      87,862
                                     Aluminum Co. of America................                         1,500            88,500
                                     Nucor..................................                         1,300            65,975
                                     Phelps Dodge...........................                         1,500            96,187
                                     USX-U.S. Steel.........................                         3,100            88,350
                                                                                                                   __________
                                                                                                                     426,874
                                                                                                                   __________
         TRANSPORTATION-1.1%         CSX....................................                         4,700           237,350
                                     Carnival, Cl. A........................                         2,400            74,400
                                     Delta Air Lines........................                           800            57,600
                                     Illinois Central, Ser. A...............                         3,100            98,037
                                                                                                                   __________
                                                                                                                     467,387
                                                                                                                   __________
     UTILITIES-6.4%                  360 Communications.....................                             1                23
                                     AT&T...................................                         4,500           235,125
                                     Ameritech..............................                         7,800           410,475
                                     BellSouth..............................                         7,500           277,500
                                     Consolidated Edison....................                         6,700           185,925
                                     DQE....................................                         3,300            91,987
                                     Entergy................................                        11,500           310,500
                                     Frontier...............................                         3,700            98,513
                                     GPU....................................                         5,900           181,425
                                     MCI Communications.....................                        10,700           274,187
                                     Pacific Gas & Electric.................                         4,200            91,350
                                     Pinnacle West Capital..................                         2,500            74,063
                                     SBC Communications.....................                         6,300           303,187
                                     WorldCom...............................      (a)                8,700           185,963
                                                                                                                   __________
                                                                                                                   2,720,223
                                                                                                                   __________
                                     TOTAL COMMON STOCKS
                                       (cost $24,946,342)...................                                     $28,896,949
                                                                                                                =============

                                                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-47.1%                                                                     AMOUNT
                                                                                               ___________
             U.S. TREASURY BILLS:    5.09%, 10/3/1996.......................                  $  5,271,000      $  5,269,577
                                     5.09%, 10/10/1996......................                       375,000           374,550
                                     5.14%, 10/17/1996......................                       393,000           392,147
                                     5.05%, 11/7/1996.......................                     3,217,000         3,200,722
                                     5.04%, 11/14/1996......................                     2,669,000         2,652,932
                                     5%, 11/21/1996.........................      (b)            4,603,000         4,570,963
                                     5.05%, 11/29/1996......................                       391,000           387,841
                                     5.10%, 12/5/1996.......................                       310,000           307,216
                                     5.08%, 12/12/1996......................                     2,934,000         2,904,895
                                                                                                                   __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $20,058,693)...................                                     $20,060,843
                                                                                                                =============

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                         SEPTEMBER 30,1996

TOTAL INVESTMENTS (cost $45,005,035)........................................                         114.9%      $48,957,792
                                                                                                    =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                        (14.9%)     $ (6,357,112)
                                                                                                    =======      =============
NET ASSETS..................................................................                         100.0%      $42,600,680
                                                                                                    =======      =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                  SEPTEMBER 30, 1996
                                                                           MARKET VALUE                           UNREALIZED
                                                      NUMBER OF             COVERED                              APPRECIATION
FINANCIAL FUTURES PURCHASED:                          CONTRACTS          BY CONTRACTS         EXPIRATION          AT 9/30/96
                                                      ________           ____________         ___________      ______________
CAC 40......................................             4               $   332,714          December `96          $  12,732
Deutsche Akteinindex........................             3                   530,256          December `96             17,219
Financial Times 100.........................             7                  1,084,662         December `96              6,888
Hang Seng...................................             5                    382,823         October `96              16,184
Nikkei 300..................................            68                  1,885,981         December `96            104,817
Russell 2000................................            45                  7,807,500         December `96             37,250
Standard & Poor's 500.......................             3                  1,037,100         December `96              3,570
                                                                                                                   ___________
                                                                                                                     $198,660
                                                                                                                  ============

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1996
                                                                                 INCOME     GROWTH AND INCOME         GROWTH
                                                                                PORTFOLIO       PORTFOLIO            PORTFOLIO
                                                                                _________     ____________           __________
ASSETS:
    Investments in securities, at value
      [cost-Note 5(b)]-see statement........................                   $21,499,893       $115,366,650       $48,957,792
    Cash....................................................                        91,017            156,308           120,146
    Dividends and interest receivable.......................                       174,780            650,494            36,231
    Receivable for investment securities sold...............                         -              2,816,715         1,563,069
    Receivable for shares of Common Stock subscribed........                         -             40,759,027               -
    Receivable for futures variation margin.................                         -                107,711           142,090
    Prepaid expenses........................................                        41,669             55,243            29,817
    Due from The Dreyfus Corporation and affiliates.........                        25,890               -               25,687
                                                                                 _________          _________        __________
                                                                                21,833,249        159,912,148       50,874,832
                                                                                 _________          _________        __________
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........                         -                 20,179               -
    Due to Distributor......................................                         1,767                 32             2,898
    Payable for investment securities purchased.............                       207,600         34,701,831         8,232,453
    Payable for Common Stock redeemed.......................                         -                297,994               -
    Accrued expenses and other liabilities..................                        33,741             55,739            38,801
                                                                                 _________          _________        __________
                                                                                   243,108         35,075,775         8,274,152
                                                                                 _________          _________        __________
NET ASSETS  ......................................                             $21,590,141       $124,836,373       $42,600,680
                                                                               ===========      =============      ============
REPRESENTED BY:
    Paid-in capital.........................................                   $20,380,624       $118,499,756       $35,042,057
    Accumulated undistributed investment income-net.........                       743,394          1,548,756           509,145
    Accumulated undistributed net realized gain on investments                     588,386          2,344,559         2,898,061
    Accumulated net unrealized appreciation (depreciation) on
      investments and foreign currency transactions [including
      $16,660, $174,776 and $198,660 net unrealized appreciation on financial futures for the Income Portfolio, Growth and Income
      Portfolio and Growth Portfolio, respectively]-Note 5(b)                    (122,263)          2,443,302         4,151,417
                                                                                 _________          _________        __________
NET ASSETS at value.........................................                   $21,590,141       $124,836,373       $42,600,680
                                                                               ===========      =============      ============
NET ASSET VALUE per share:
Retail Shares
    50 million shares of $.001 par value shares authorized
    ($12,889,510 / 960,534 shares of Common Stock outstanding)                      $13.42
                                                                                   =======
    50 million shares of $.001 par value shares authorized
    ($124,676,178 / 8,126,889 shares of Common Stock outstanding)                                      $15.34
                                                                                                      =======
    50 million shares of $.001 par value shares authorized
    ($28,143,078 / 1,696,822 shares of Common Stock outstanding)                                                         $16.59
                                                                                                                        =======
Institutional Shares
    50 million shares of $.001 par value shares authorized
    ($8,700,631 / 649,860 shares of Common Stock outstanding)                       $13.39
                                                                                   =======
    50 million shares of $.001 par value shares authorized
    ($160,195 / 10,384 shares of Common Stock outstanding)..                                          $15.43
                                                                                                      =======
    50 million shares of $.001 par value shares authorized
    ($14,457,602 / 872,223 shares of Common Stock outstanding)                                                           $16.58
                                                                                                                        =======
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF OPERATIONS                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                                                 INCOME     GROWTH AND INCOME         GROWTH
                                                                                PORTFOLIO       PORTFOLIO            PORTFOLIO
                                                                                _________     ____________           __________
INVESTMENT INCOME:
    INCOME:
      Interest..............................................                    $1,132,348         $1,655,460          $529,788
      Cash dividends (net of $1,534 and $1,796 foreign taxes
          withheld at source for the Growth and Income Portfolio
          and the Growth Portfolio, respectively)...........                        -                 455,834           393,908
                                                                                 _________          _________        __________
            TOTAL INCOME....................................                     1,132,348          2,111,294           923,696
                                                                                 _________          _________        __________
    EXPENSES-Note 2(d):
      Management fee-Note 4(a)..............................                   $   106,953        $   363,726       $   222,888
      Legal fees............................................                        58,908             32,282            68,797
      Shareholder servicing costs-Note 4(b).................                        27,422             27,024            42,735
      Auditing fees.........................................                        13,917             15,417            18,217
      Registration fees.....................................                        11,196             74,074            20,393
      Director's fees and expenses-Note 4(c)................                         4,475              8,590             8,269
      Prospectus and shareholders' reports..................                         4,236              6,340             8,526
      Custodian fees-Note 4(b)..............................                         3,140             22,679            21,270
      Miscellaneous.........................................                         7,639             18,054             2,379
                                                                                 _________          _________        __________
            TOTAL EXPENSES..................................                       237,886            568,186           413,474
      Less-expense reimbursement from Manager due to
          undertakings-Note 4(a)............................                       109,255            186,888           156,678
                                                                                 _________          _________        __________
            NET EXPENSES....................................                       128,631            381,298           256,796
                                                                                 _________          _________        __________
            INVESTMENT INCOME-NET...........................                     1,003,717          1,729,996           666,900
                                                                                 _________          _________        __________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 5:
    Net realized gain on investments........................                  $     86,502         $2,511,715        $2,270,496
    Net realized gain (loss) on financial futures;
      Long Transactions.....................................                       665,740          (117,672)           684,758
                                                                                 _________          _________        __________
      NET REALIZED GAIN.....................................                       752,242          2,394,043         2,955,254
                                                                                 _________          _________        __________
    Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($143,760), $140,116 and $176,685 net unrealized appreciation (depreciation) on
financial futures for the Income Portfolio, the Growth and
Income Portfolio and the Growth Portfolio, respectively]....                     (514,850)          1,137,447         1,810,027
                                                                                 _________          _________        __________
            NET REALIZED AND UNREALIZED GAIN
                ON INVESTMENTS..............................                        237,392         3,531,490        4,765,281
                                                                                 _________          _________        __________
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.........................................                    $1,241,109         $5,261,486        $5,432,181
                                                                                ==========         ==========       ===========

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                                _____________________________
                                                                                                  1995(1)           1996(2)
                                                                                                ___________      ___________
OPERATIONS:
    Investment income-net...................................................                    $     474,272      $  1,003,717
    Net realized gain on investments........................................                          353,820           752,242
    Net unrealized appreciation (depreciation) on investments for the year..                          392,587          (514,850)
                                                                                               ______________       ____________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        1,220,679         1,241,109
                                                                                               ______________       ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                          -               (373,549)
      Institutional shares..................................................                          -               (360,792)
    Net realized gain on investments:
      Retail shares.........................................................                          -                (259,074)
      Institutional shares..................................................                          -                (258,568)
                                                                                               ______________       ____________
          TOTAL DIVIDENDS...................................................                          -              (1,251,983)
                                                                                               ______________       ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                        7,508,845         10,745,770
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Income Portfolio-Note 1...................................                          -                2,175,198
      Institutional shares..................................................                        7,504,669          8,402,990
    Dividends reinvested:
      Retail shares.........................................................                          -                  632,623
      Institutional shares..................................................                          -                  619,360
    Cost of shares redeemed:
      Retail shares.........................................................                          -              (8,836,511)
      Institutional shares..................................................                           (4,658)       (8,400,950)
                                                                                               ______________       ____________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                       15,008,856          5,338,480
                                                                                               ______________       ____________
            TOTAL INCREASE IN NET ASSETS....................................                       16,229,535          5,327,606
NET ASSETS:
    Beginning of year.......................................................                           33,000         16,262,535
                                                                                               ______________       ____________
    End of year (including undistributed investment income-net:
      $474,272 in 1995 and $744,137 in 1996)................................                      $16,262,535        $21,590,141
                                                                                               ==============      =============

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                       SHARES
                                                        _______________________________________________________________________
                                                                     RETAIL CLASS                      INSTITUTIONAL CLASS
                                                        __________________________________       ______________________________

                                                               YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                        __________________________________       ______________________________

                                                            1995(1)          1996(2)              1995(1)           1996(2)
                                                        _____________     ____________         ____________      ____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 600,655         784,543              600,353            607,155
    Shares issued in connection with acquisition of
      Dreyfus Asset Allocation Fund, Inc., Dreyfus
Income Portfolio-Note 1....................                     -            163,672                 -                 -
    Shares issued for dividends reinvested.                     -             49,308                 -               48,312
    Shares redeemed........................                     -           (638,964)              (353)           (606,927)
                                                        _____________     ____________         ____________      ____________
          NET INCREASE IN SHARES OUTSTANDING                 600,655          358,559            600,000             48,540
                                                        =============     =============        ===========     ==============
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as
Retail shares and Investor Class shares were redesignated
    as Institutional shares.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                               _______________________________
                                                                                                    1995(1)           1996(2)
                                                                                                 ____________      ____________
OPERATIONS:
    Investment income-net...................................................                   $       332,653     $ 1,729,996
    Net realized gain on investments........................................                           545,329       2,394,043
    Net unrealized appreciation on investments for the year.................                         1,305,855       1,137,447
                                                                                                 _____________     ____________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         2,183,837       5,261,486
                                                                                                 _____________     ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                             -            (272,975)
      Institutional shares..................................................                             -            (240,918)
    Net realized gain on investments:
      Retail shares.........................................................                             -            (308,722)
      Institutional shares..................................................                             -            (286,091)
                                                                                                 _____________     ____________
          TOTAL DIVIDENDS...................................................                             -          (1,108,706)
                                                                                                 _____________     ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                         8,144,735      157,954,660
      Institutional shares..................................................                         7,509,353        9,277,898
    Dividends reinvested:
      Retail shares.........................................................                            -               581,166
      Institutional shares..................................................                            -               527,010
    Cost of shares redeemed:
      Retail shares.........................................................                          (20,620)     (46,831,889)
      Institutional shares..................................................                             (915)     (18,675,642)
                                                                                                 _____________     ____________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                        15,632,553     102,833,203
                                                                                                 _____________     ____________
            TOTAL INCREASE IN NET ASSETS....................................                        17,816,390     106,985,983
NET ASSETS:
    Beginning of year.......................................................                            34,000      17,850,390
                                                                                                 _____________     ____________
    End of year (including undistributed investment income-net:
      $332,653 in 1995 and $1,548,756 in 1996)..............................                     $  17,850,390    $124,836,373
                                                                                                ==============    =============

                                                                                           SHARES
                                                       ______________________________________________________________________
                                                                      RETAIL CLASS                     INSTITUTIONAL CLASS
                                                       _____________________________________       __________________________
                                                                 YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                       _____________________________________       __________________________
                                                            1995(1)             1996(2)           1995(1)          1996(2)
                                                          ___________         ___________       ___________       ___________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                  646,375          10,597,594          600,654           629,738
    Shares issued for dividends reinvested.                     -                 42,205             -               38,272
    Shares redeemed........................                  (1,438)          (3,159,207)             (66)       (1,259,574)
                                                          ___________         ___________       ___________       ___________
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............                  644,937           7,480,592           600,588         (591,564)
                                                         ============         ============       ==========      ============


    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                 _______________________________
                                                                                                     1995(1)         1996(2)
                                                                                                 _____________      __________
OPERATIONS:
    Investment income-net...................................................                    $      318,027     $  666,900
    Net realized gain on investments........................................                         1,074,382      2,955,254
    Net unrealized appreciation on investments for the year.................                         2,341,390      1,810,027
                                                                                                 _____________      __________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         3,733,799      5,432,181
                                                                                                 _____________      __________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                             -           (249,191)
      Institutional shares..................................................                             -           (226,359)
    Net realized gain on investments:
      Retail shares.........................................................                             -           (562,690)
      Institutional shares..................................................                             -           (565,898)
                                                                                                 _____________      __________
          TOTAL DIVIDENDS...................................................                           __          (1,604,138)
                                                                                                 _____________      __________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                        10,007,843      23,280,910
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Growth Portfolio-Note 1...................................                          -              2,803,938
      Institutional shares..................................................                        10,067,618      12,713,945
    Dividends reinvested:
      Retail shares.........................................................                          -                811,742
      Institutional shares..................................................                          -                792,257
    Cost of shares redeemed:
      Retail shares.........................................................                          -           (12,912,596)
      Institutional shares..................................................                           (5,256)    (12,554,563)
                                                                                                 _____________      __________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                        20,070,205     14,935,633
                                                                                                 _____________      __________
            TOTAL INCREASE IN NET ASSETS....................................                        23,804,004      18,763,676
NET ASSETS:
    Beginning of year.......................................................                            33,000      23,837,004
                                                                                                 _____________      __________
    End of year (including undistributed investment income-net:
      $318,027 in 1995 and $509,145 in 1996)................................                      $ 23,837,004    $ 42,600,680
                                                                                                ==============    ============

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                           SHARES
                                                       ______________________________________________________________________
                                                                      RETAIL CLASS                     INSTITUTIONAL CLASS
                                                       _____________________________________       __________________________
                                                                 YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                       _____________________________________       __________________________
                                                            1995(1)             1996(2)           1995(1)          1996(2)
                                                          ___________         ___________       ___________       ___________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                  800,540           1,500,411           804,636          828,585
    Shares issued in connection with acquisition of
      Dreyfus Asset Allocation Fund, Inc., Dreyfus
Growth Portfolio-Note 1....................                     -                175,795              -                -
    Shares issued for dividends reinvested.                     -                 57,044              -             55,675
    Shares redeemed........................                     -              (838,288)            (370)         (817,623)
                                                          ___________         ___________       ___________       ___________
          NET INCREASE IN SHARES OUTSTANDING                800,540              894,962         804,266            66,637
                                                          ==========         ============      ===========     =============
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated
    as Institutional shares.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Portfolios' financial statements.

                                                                  RETAIL SHARES                      INSTITUTIONAL SHARES
                                                           _________________________              ________________________
                                                            YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                                           _________________________              _______________________
PER SHARE DATA:                                              1995(1)      1996(2)                    1995(1)      1996(2)
                                                             _______      _______                    _______      _______
    Net asset value, beginning of year......                $12.50        $13.52                     $12.50       $13.51
                                                             _______      _______                    _______      _______
    INVESTMENT OPERATIONS:
    Investment income-net...................                   .40           .64                       .39           .73
    Net realized and unrealized gain
      on investments........................                   .62           .31                       .62           .18
                                                             _______      _______                    _______      _______
          TOTAL FROM INVESTMENT OPERATIONS                    1.02           .95                      1.01           .91
                                                             _______      _______                    _______      _______
    DISTRIBUTIONS:
    Dividends from investment income-net....                    -           (.62)                      -            (.60)
    Dividends from net realized gain
      on investments........................                    -           (.43)                      -            (.43)
                                                             _______      _______                    _______      _______
          TOTAL DISTRIBUTIONS...............                    -          (1.05)                      -           (1.03)
                                                             _______      _______                    _______      _______
    Net asset value, end of year............                $13.52         $13.42                   $13.51         $13.39
                                                            =======       ========                  =======       ========
TOTAL INVESTMENT RETURN.....................                  8.24%(3)      7.30%                    8.08%(3)       7.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.                   .30%(3)       .60%                    .43%(3)         .85%
    Ratio of net investment income to average
      net assets............................                  3.08%(3)      5.75%                    2.95%(3)       5.50%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....                   .26%(3)       .61%                     .26%(3)        .61%
    Portfolio Turnover Rate.................                  5.66%(3)     32.95%                    5.66%(3)      32.95%
    Average commission rate paid(4).........                     -              -                       -            -
    Net Assets, end of year (000's Omitted).                  $8,141      $12,889                   $8,122         $8,701
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
    (3)  Not annualized.
    (4)  For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per
    share for purchases and sales of investment securities.

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Portfolios' financial statements.
                                                                  RETAIL SHARES                      INSTITUTIONAL SHARES
                                                           _________________________              ________________________
                                                            YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                                           _________________________              _______________________
PER SHARE DATA:                                              1995(1)      1996(2)                    1995(1)      1996(2)
                                                             _______      _______                    _______      _______
    Net asset value, beginning of year......                 $12.50       $14.31                     $12.50       $14.29
                                                             _______      _______                    _______      _______
    INVESTMENT OPERATIONS:
    Investment income-net...................                   .27           .33                        .27        .90(3)
    Net realized and unrealized gain
      on investments........................                  1.54          1.60                       1.52         1.12(3)
                                                             _______      _______                    _______      _______
          TOTAL FROM INVESTMENT OPERATIONS..                  1.81          1.93                       1.79         2.02(3)
                                                             _______      _______                    _______      _______
    DISTRIBUTIONS:
    Dividends from investment income-net....                    -           (.42)                       -          (.40)
    Dividends from net realized gain
      on investments........................                    -           (.48)                       -          (.48)
                                                             _______      _______                    _______      _______
          TOTAL DISTRIBUTIONS...............                    -           (.90)                       -          (.88)
                                                             _______      _______                    _______      _______
    Net asset value, end of year............                $14.31        $15.34                     $14.29       $15.43
                                                            =======       ========                  =======       =======
TOTAL INVESTMENT RETURN.....................                14.48%(4)    14.17%                   14.32%(4)       14.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.                  .38%(4)      .75%                     .51%(4)        1.00%
    Ratio of net investment income to average
      net assets............................                 2.10%(4)     3.60%                    1.98%(4)        3.35%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....                  .33%(4)      .39%                     .33%(4)         .39%
    Portfolio Turnover Rate.................                33.55%(4)   122.52%                   33.55%(4)      122.52%
    Average commission rate paid(5).........                 -           $.0480                       -           $.0480
    Net Assets, end of year (000's Omitted).                 $9,248     $124,677                     $8,602         $160
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
    (3)  Based on average shares outstanding.
    (4)  Not annualized.
    (5)  For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Portfolios' financial statements.
                                                                  RETAIL SHARES                      INSTITUTIONAL SHARES
                                                           _________________________              ________________________
                                                            YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                                           _________________________              _______________________
PER SHARE DATA:                                              1995(1)      1996(2)                    1995(1)      1996(2)
                                                             _______      _______                    _______      _______
    Net asset value, beginning of year......                 $12.50       $14.84                     $12.50       $14.82
                                                             _______      _______                    _______      _______
    INVESTMENT OPERATIONS:
    Investment income-net...................                   .21           .28                        .19          .32
    Net realized and unrealized gain
      on investments........................                  2.13          2.48                       2.13         2.42
                                                             _______      _______                    _______      _______
          TOTAL FROM INVESTMENT OPERATIONS..                  2.34          2.76                       2.32         2.74
                                                             _______      _______                    _______      _______
    DISTRIBUTIONS:
    Dividends from investment income-net....                    -           (.31)                       -          (.28)
    Dividends from net realized gain
      on investments........................                    -           (.70)                       -          (.70)
                                                             _______      _______                    _______      _______
          TOTAL DISTRIBUTIONS...............                    -          (1.01)                       -          (.98)
                                                             _______      _______                    _______      _______
    Net asset value, end of year............                $14.84        $16.59                     $14.82       $16.58
                                                           =======       ========                   =======      ========
TOTAL INVESTMENT RETURN.....................                 18.72%(3)    19.73%                   18.56%(3)      19.58%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.                   .38%(3)      .75%                     .51%(3)       1.00%
    Ratio of net investment income to average
      net assets............................                  1.51%(3)     2.38%                    1.39%(3)       2.08%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....                   .26%(3)      .53%                     .26%(3)        .53%
    Portfolio Turnover Rate.................                 52.86%(3)    77.83%                   52.86%(3)      77.83%
    Average commission rate paid(4).........                     -        $.0519                      -             $.0519
    Net Assets, end of year (000's Omitted).                $11,898       $28,143                   $11,939        $14,458
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
    (3)  Not annualized.
    (4)  For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, ("Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The Fund accounts separately for the assets, liabilities and operations of each portfolio. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Mellon Equity Associates ("Mellon Equity") serves as each Portfolio's sub-investment adviser.
    As of September 30, 1996, Allomon Corporation, an indirect subsidiary of Mellon Bank Corporation, held the following shares:

    Income Portfolio...............            1,297,310           Growth Portfolio....................            1,711,876

    As of September 30, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares;

    Income Portfolio...............             101,376

    On February 2, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of two portfolios of Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio and Dreyfus Growth Portfolio to the Income Portfolio and Growth Portfolio of the Fund, respectively, in a tax free exchange for shares of Common Stock of the respective portfolios of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Dreyfus Asset Allocation Fund, Inc. shareholders on August 19, 1996, and became effective after the close of business on August 21, 1996, at which time the Fund issued 163,672 shares valued at $13.29 per share of the Income Portfolio's Retail Class shares and 175,795 shares valued at $15.95 per share of the Growth Portfolio's Retail shares to the shareholders of the Dreyfus Income Portfolio and the Dreyfus Growth Portfolio, respectively, of Dreyfus Asset Allocation Fund, Inc., in exchange for 167,323 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio valued at $13.00 per share and 203,775 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio valued at $13.76 per share representing net assets of $2,175,198 and $2,803,938, respectively. Included in the net assets of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio is $64 of unrealized appreciation. The combined net assets immediately after the Exchange was $20,976,239 for the Income Portfolio of the Fund. Included in the net assets of Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio is $69,702 of unrealized appreciation. The combined net assets immediately after the exchange was $39,343,700 for Dreyfus Growth Portfolio.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, each Portfolio's Class R shares were redesignated as Retail shares and each Portfolio's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor and Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Each Portfolio's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date.
Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the year ended September 30, 1996, each Portfolio did not borrow under the line of credit.
NOTE 4-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Agreement provides that if in any full fiscal year the aggregate expenses of any Portfolio, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, that Portfolio may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to each Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of that Portfolio's average net assets in accordance with California "blue sky" regulations. The Manager has undertaken with respect to the Income Portfolio from October 1, 1995 through March 31, 1997 to reduce to the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of Shareholder Services Plan and certain expenses as described above) exceed an annual rate of .60 of 1% of the value of the Portfolio's average daily net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from October 1, 1995 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of Shareholder Services Plan and certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Portfolio's average daily net assets.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The expense reimbursements, pursuant to the undertakings, amounted to the following for the year ended September 30, 1996:

    Income Portfolio...............              $109,255                  Growth Portfolio...............              $156,678
    Growth and Income Portfolio....               186,888

    The undertakings may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                                                                            ANNUAL FEE AS A PERCENTAGE OF
TOTAL FUND NET ASSETS                                                               AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
_____________                                                                        ________________________________________
0 to $600 million...........................................                                         .35 of 1%
$600 up to $1.2 billion.....................................                                         .25 of 1%
$1.2 up to $1.8 billion.....................................                                         .20 of 1%
In excess of $1.8 billion...................................                                         .15 of 1%

    (B) Effective October 1, 1995, the Fund has adopted a Shareholder Services Plan. Under the Shareholder Services Plan, the
Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Institutional shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
    During the year ended September 30, 1996, the following was charged to each Portfolio's Institutional Shares pursuant to the Shareholder Services Plan.

    Income Portfolio...............                $21,007               Growth Portfolio................                $33,196
    Growth and Income Portfolio....                 16,550

    Effective December 1, 1995, each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended September 30, 1996, each Portfolio compensated the following:

    Income Portfolio...............                   $484               Growth Portfolio................                  $949
    Growth and Income Portfolio....                    819

    Effective May 3, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for each Portfolio. During the period ended September 30, 1996, each Portfolio paid the following to Mellon pursuant to the custody agreement:

    Income Portfolio...............                 $2,209              Growth and Income Portfolio.                     $1,342

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended September 30, 1996:

                                                                                         PURCHASES                   SALES
                                                                                       _____________             ______________
    Income Portfolio.................................................                 $   7,813,522              $  3,886,245
    Growth and Income Portfolio......................................                   130,304,458                48,238,423
    Growth Portfolio.................................................                    23,515,861                15,513,324

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The
Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1996 and their related unrealized market appreciation (depreciation) are set forth in the Statements of Financial Futures.
    (B) The following summarizes accumulated net unrealized appreciation (depr eciation) on investments for each Portfolio at September 30, 1996:

                                                                     GROSS                GROSS
                                                                     APPRECIATION         (DEPRECIATION)              NET
                                                                     ____________         _______________        ___________
    Income Portfolio...............................                $     72,816            $(195,079)             $  (122,263)
    Growth and Income Portfolio....................                   3,381,475              (938,173)              2,443,302
    Growth Portfolio...............................                   4,307,531              (156,114)              4,151,417

    At September 30, 1996, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each Portfolio for financial reporting purposes as of September 30, 1996 was as follows:

    Income Portfolio............              $21,638,816                      Growth Portfolio............         $45,005,035
    Growth and Income Portfolio.              113,098,124

DREYFUS LIFETIME PORTFOLIOS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LIFETIME PORTFOLIOS, INC.
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc. (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Dreyfus LifeTime Portfolios, Inc. at September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young LLP signature logo]
New York, New York
November 8, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, Dreyfus LifeTime Portfolios, Inc. (Income Portfolio, Growth and Income Portfolio and Growth Portfolio) hereby make the following designations of long-term capital gain distributions regarding the fiscal year ended September 30, 1996:

                                                                                         LONG-TERM
                                                                                       CAPITAL GAIN
                                                                                        DISTRIBUTION               PAYABLE
                                                                                          PER SHARE                  DATE
                                                                                         _____________          _____________
Income Portfolio...........................................................                 $.255                 12/18/95
Growth and Income Portfolio................................................                 $.145                 12/18/95
Growth Portfolio...........................................................                 $.21                  12/18/95




[Dreyfus lion "d" logo]
DREYFUS LIFETIME PORTFOLIOS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.        552/752/556/756/555/755AR969
[Dreyfus logo]
LifeTime
Portfolios, Inc.
Annual Report
September 30, 1996